                                                                   Exhibit 10.10






                   AMENDMENT NO. 1 TO COMPANY VOTING AGREEMENT

            This Amendment No. 1 to the Company Voting Agreement (this "Amendment") is made as of August 7, 2002, by and among Island Holding Company, Inc. (the "Company"), the stockholders of the Company whose names are set forth on the signature pages hereto (each a "Stockholder" and, collectively, the "Stockholders") and Instinet Group Incorporated ("Parent").

            WHEREAS, the Company, the Stockholders and Parent entered into a Company Voting Agreement, dated as of June 9, 2002 (the "Company Voting Agreement"); and

            WHEREAS, Parent, Instinet Merger Corporation ("Merger Sub") and the Company have entered into an Agreement and Plan of Merger, dated as of June 9, 2002 (the "Merger Agreement"); and

            WHEREAS, simultaneously with the execution and delivery of this Amendment, Parent, Merger Sub and the Company are entering into Amendment No. 1 to the Merger Agreement (the "Merger Agreement Amendment"); and

            WHEREAS, the parties desire to clarify and amend certain provisions of the Company Voting Agreement in the context of the Merger Agreement Amendment.

            NOW THEREFORE, pursuant to Section 16 of the Company Voting Agreement, the parties hereby amend the Company Voting Agreement as follows:

            Section 1. Amendment to Merger Agreement. The parties agree that all references to the Merger Agreement in the Company Voting Agreement are deemed to be references to the Merger Agreement as amended by the Merger Agreement Amendment, and the parties consent to the Merger Agreement Amendment.

            Section 2. Capitalized Terms. Capitalized terms used but not defined in this Amendment shall have the meanings provided therefor in the Company Voting Agreement.

            Section 3. Counterparts. This Amendment may be executed in counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

            SECTION 4. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY IN SUCH STATE, EXCEPT TO THE EXTENT THAT THE DELAWARE GENERAL CORPORATION LAW APPLIES AS A RESULT OF THE COMPANY BEING A DELAWARE CORPORATION.

            Section 5. No Other Amendments. Except as specifically amended hereby, the Company Voting Agreement shall continue in full force and effect in accordance with the provisions thereof in existence on the date hereof. Unless the context otherwise requires, after the date hereof, any reference to the Company Voting Agreement shall mean the Company Voting Agreement as amended hereby.

            IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment on the day and year first above written.

                                          ISLAND HOLDING COMPANY, INC.



                                          By:________________________________
                                             Name:
                                             Title:



                                          INSTINET GROUP INCORPORATED



                                          By:________________________________
                                             Name:
                                             Title:








        [Signature Page to Amendment No. 1 to Company Voting Agreement]
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FINANZAS B.V. (as assignee of Europatweb N.V.)

By:  ________________________________
     Name:
     Title:












        [Signature Page to Amendment No. 1 to Company Voting Agreement]

TA/ADVENT VIII, L.P.                  ADVENT ATLANTIC & PACIFIC III, L.P.


By:   TA Associates VIII, LLC,        By:   TA Associates AAP III Partners,
      its General Partner                   L.P., its General Partner


By:   TA Associates, Inc., its        By:   TA Associates, Inc., its
      Manager                               General Partner

By:   _____________________________
      Name:                           By:   __________________________________
      Title:                                Name:
                                            Title:

TA ATLANTIC & PACIFIC IV, L.P.        TA EXECUTIVES FUND, LLC

By:   TA Associates AP IV Partners,   By:   TA Associates, Inc., its Manager
      L.P.,
      its General Partner
                                       By:  __________________________________
By:   TA Associates, Inc., its              Name:
      General Partner                       Title:

By:   _____________________________
      Name:
      Title:

TA INVESTORS, LLC                     TA IX, L.P.

By:   TA Associates, Inc., its        By:   TA Associates IX, LLC,
      Manager                               its General Partner

By:   ______________________________  By:   TA Associates, Inc.,
      Name:                                 its Manager
      Title:
                                      By:   _______________________________
                                            Name:
                                            Title:



        [Signature Page to Amendment No. 1 to Company Voting Agreement]

1998 GPH FUND, LLC

By:  ________________________________
     Name:
     Title:


GPH DT PARTNERS

By:  ________________________________
     Name:
     Title:


2000 EXCHANGE PLACE FUND, LLC

By:  ________________________________
     Name:
     Title:


        [Signature Page to Amendment No. 1 to Company Voting Agreement]

BAIN CAPITAL FUND VII, LLC

By:   Bain Capital Fund VII, L.P.,
      its Sole Member

      By:   Bain Capital Partners VII, L.P.,
            its General Partner

            By:   Bain Capital Investors, LLC,
                  its General Partner

                  By:   ____________________________
                        Name:
                        Title:


BAIN CAPITAL VII COINVESTMENT FUND, LLC

By:   Bain Capital VII Coinvestment Fund, L.P.,
      its Sole Member

      By:   Bain Capital Partners VII, L.P.,
            its General Partner

            By:   Bain Capital Investors, LLC,
                  its General Partner

                  By:   ____________________________
                        Name:
                        Title:


BCI DATEK INVESTORS, LLC

By:   Bain Capital Partners VII, L.P.,
      its Administrative Member

      By:   Bain Capital Investors, LLC,
            its General Partner

            By:   ____________________________
                  Name:
                  Title:



        [Signature Page to Amendment No. 1 to Company Voting Agreement]

BCIP ASSOCIATES II
BCIP ASSOCIATES II-B
BCIP TRUST ASSOCIATES II
BCIP TRUST ASSOCIATES II-B

By:   Bain Capital Investors, LLC,
            their Managing Partner

      By:   ____________________________
            Name:
            Title:




        [Signature Page to Amendment No. 1 to Company Voting Agreement]

SILVER LAKE PARTNERS, L.P.


By:   Silver Lake Technology Associates, L.L.C.,
      its General Partner

      By:   ____________________________
            Name:
            Title:



SILVER LAKE INVESTORS, L.P.


By:   Silver Lake Technology Associates, L.L.C.,
      its General Partner

      By:   ____________________________
            Name:
            Title:



SILVER LAKE TECHNOLOGY INVESTORS, L.L.C.


By:   Silver Lake Technology Management, L.L.C.,
      its Managing Member

      By:   ____________________________
            Name:
            Title:



        [Signature Page to Amendment No. 1 to Company Voting Agreement]

ADVENT GLOBAL GECC III LIMITED PARTNERSHIP

By:   Advent Global Management Limited Partnership,
      its General Partner

      By:   Advent International Limited Partnership,
            its General Partner

            By:   Advent International Corporation,
                  its General Partner

                  By:   ____________________________
                        Name:
                        Title:


ADVENT PGGM GLOBAL LIMITED PARTNERSHIP
DIGITAL MEDIA & COMMUNICATIONS III LIMITED PARTNERSHIP
DIGITAL MEDIA & COMMUNICATIONS III-A LIMITED PARTNERSHIP
DIGITAL MEDIA & COMMUNICATIONS III-B LIMITED PARTNERSHIP
DIGITAL MEDIA & COMMUNICATIONS III-C LIMITED PARTNERSHIP
DIGITAL MEDIA & COMMUNICATIONS III-D C.V.
DIGITAL MEDIA & COMMUNICATIONS III-E C.V.
GLOBAL PRIVATE EQUITY III LIMITED PARTNERSHIP
GLOBAL PRIVATE EQUITY IV LIMITED PARTNERSHIP

By:   Advent International Limited Partnership,
      its General Partner

      By:   Advent International Corporation,
            its General Partner

            By:   ____________________________
                  Name:
                  Title:


        [Signature Page to Amendment No. 1 to Company Voting Agreement]

ADVENT PARTNERS DMC III LIMITED PARTNERSHIP
ADVENT PARTNERS GPE III LIMITED PARTNERSHIP
ADVENT PARTNERS (NA) GPE III LIMITED PARTNERSHIP
ADVENT PARTNERS LIMITED PARTNERSHIP
ADVENT PARTNERS GPE IV LIMITED PARTNERSHIP
ADVENT PARTNERS (NA) GPE IV LIMITED PARTNERSHIP

By:   Advent International Corporation,
      its General Partner

      By:   ____________________________
            Name:
            Title:



FIRST UNION CAPITAL PARTNERS, LLC

By:   Advent International Corporation,
      its Voting Trustee


      By:   ____________________________
            Name:
            Title:


GUAYACAN PRIVATE EQUITY FUND LIMITED PARTNERSHIP

By:   Advent International Corporation,
      its Voting Trustee

      By:   ____________________________
            Name:
            Title:


        [Signature Page to Amendment No. 1 to Company Voting Agreement]

___________________________
Edward Nicoll


        [Signature Page to Amendment No. 1 to Company Voting Agreement]